EPIC FINANCIAL CORPORATION
                           3300 IRVINE AVE.
                               SUITE 220
                        NEWPORT BEACH, CA 92660
                       TELEPHONE - 949.622.1130
                          FAX - 949.622.1134

                             PRESS RELEASE

Contact Person:  William R. Parker, President
Symbol:  OTCBB:   EPFL

      EPIC FINANCIAL ACQUIRES STAKE IN SEVEN ANGELS VENTURES, LLC

Newport Beach, CA. October 21, 2003 - Epic Financial Corporation (OTCBB: EPFL) announced today that it has acquired a stake in Seven Angels Ventures, LLC. SAV is a holding company that acquires stakes in publicly traded companies in a number of diverse industries, with target industries including technology, financial services, and communications.

William Parker, President of Epic Financial stated, "By acquiring a stake in SAV, Epic Financial is able to tap into its business development network and use its holding in SAV as an additional business development arm that will bolster the growth of our mortgage company and technology acquisitions. Our acquisition plan is in place and we are now aggressively pursuing our growth plan by leveraging a number of business development and acquisition vehicles."

"Our goal is to become one of the leading financial services and technology holding companies, and to become a US Top 50 Mortgage company. With the acquisition of American National Mortgage, and the recent acquisition of Key Mortgage, which brings an additional $4,000,000 to our top line, we feel we are well on our way and headed in the right direction. We look forward to many more opportunities and growth through acquiring a stake in Seven Angels Ventures, LLC. "

About Seven Angels Ventures, LLC
Seven Angels Ventures is a privately held holding company based in San Diego, CA that secures equity ownership interests in undervalued, high-growth publicly traded companies.

About Epic Financial Corporation
Epic Financial Corporation is a financial services and technology holding company focused on acquiring and investing in established and high-growth financial services enterprises and technology companies in the Internet, software, and technology infrastructure fields. The Company currently has two wholly-owned subsidiaries, American National Mortgage and Key Mortgage Corporation, and is in the process of acquiring Mission Equity. For further information please visit our website at http://www.4epic.com.

A number of statements referenced in this Release, and any other interviews that have been made, are forward-looking statements, which are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, and within the meaning of
Section  27A  of  the  Securities Act of 1933 and Section  21B  of  the
Exchange Act of 1934. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumption of future events or performance are not statements of historical fact and may be "forward-looking statements." Forward looking statements are based on expectations, estimates and projections at the time the statements are made that involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated. Forward looking statements in this actions may be identified through the use of words such as "expects," "will,"
"anticipates," "estimates," "believes," or statements indicating certain actions "may, "could," or "might," occur. Such statements reflect the current views of Epic Financial Corporation with respect to future events and are subject to certain assumptions, including those described in this release. These forward-looking statements involve a number of risks and uncertainties, including the timely development and market acceptance of products, services, and technologies, competitive market conditions, successful integration of acquisitions, the ability to secure additional sources of financing, the ability to reduce operating expenses, and other factors described in the Company's filings with the Securities and Exchange Commission. The actual results that the Company achieves may differ materially from any forward-looking statements due to such risks and uncertainties. The Company does not undertake any responsibility to update the "forward-looking" statements contained in this news release. The acquisition of Mission Equity is at the letter of intent stage and is subject to consummation by meeting certain terms and conditions as expressed in their respective letters of intent.